                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      July 14, 1998


        COPLEY PENSION PROPERTIES VI; A REAL ESTATE LIMITED PARTNERSHIP
            (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


       0-17807                                             04-2988542
(Commission File Number)                       (IRS Employer Identification No.)


225 Franklin Street, Boston, MA                                 02110
(Address of principal executive offices)                        (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On July 14, 1998, a joint venture in which Copley Pension Properties VI;
A Real Estate Limited Partnership (the "Partnership") owns a 50% interest, sold its property known as White Phonic to an unaffiliated third party (the "Buyer") for total gross proceeds of $5,380,000. The terms of the sale were determined by arms-length negotiation between the Buyer and the joint venture. The Partnership received net proceeds of approximately $4,280,000 representing a return of capital and accrued interest plus its participation in net sales proceeds of $966,000. The Partnership recognized a gain of approximately $1,128,000.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended March 31, 1998 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1997 (Exhibit B) and the period ended March 31, 1998 (Exhibit C).



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 27, 1998    COPLEY PENSION PROPERTIES VI;
                            A REAL ESTATE LIMITED PARTNERSHIP
                            (Registrant)


                             By:  Sixth Copley Corp.
                                  Managing General Partner


                             By:  /s/ Wesley M. Gardiner, Jr.
                             --------------------------------
                             Name:  Wesley M. Gardiner, Jr.
                             Title: President

                                                                       EXHIBIT A
Copley Pension Properties VI;
A Real Estate Limited Partnership
Pro Forma Balance Sheet
March 31, 1998
Unaudited

                                                                 Pro Forma          March 31, 1998
                                          March 31, 1998         Adjustment           Pro Forma
                                          --------------       --------------       --------------
ASSETS

Real estate investments:
       Joint ventures                      $14,891,065         $(3,105,544.00)         $11,785,521
       Property, net                         4,174,953                      -            4,174,953
                                          -------------        --------------       --------------
                                            19,066,018            (3,105,544)          15,960,474


Cash and cash equivalents                     3,518,975             4,279,751 (a)        7,798,726
                                          -------------        ==============       ==============
                                            $22,584,993             1,174,207          $23,759,200
                                          =============        ==============       ==============


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                $69,286                     -              $69,286
Accrued management fee                           50,299                     -               50,299
Deferred disposition fees                       717,677                46,140 (b)          763,817
                                          -------------        --------------       --------------

Total liabilities                               837,262                46,140              883,402
                                          -------------        --------------       --------------

Partners' capital (deficit):
      Limited partners ($660.29 per unit;
        160,000 units authorized, 48,788
        units issued and outstanding)        21,797,183             1,116,786 (a)       22,913,969
      General partners                          (49,452)               11,281 (a)          (38,171)
                                          -------------        --------------       --------------

Total partners' capital                      21,747,731             1,128,067           22,875,798
                                          -------------        --------------       --------------
                                          $  22,584,993        $    1,174,207       $   23,759,200
                                          =============        ==============       ==============

                                                                       EXHIBIT B
Copley Pension Properties VI;
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1997
Unaudited

                                                                  Pro Forma           December 31, 1997
                                         December 31, 1997        Adjustment             Pro Forma
                                         -----------------     -----------------      -----------------
Investment Activity

Property rentals                         $         813,691                                     $813,691
Property operating expenses                       (374,736)                                    (374,736)
Depreciation and amortization                     (264,913)                4,060 (c)           (260,853)
                                         -----------------     -----------------      -----------------
                                                   174,042                 4,060                178,102

Joint venture earnings                           1,351,347              (294,197)(c)          1,057,150
                                         -----------------     -----------------      -----------------

     Total real estate operations                1,525,389              (290,137)             1,235,252

Gain on sales of property                          248,172             1,128,067 (a)          1,376,239
                                         -----------------     -----------------      -----------------

     Total real estate activity                  1,773,561               837,930              2,611,491

Interest on cash equivalents
  and short term investments                       275,126                     -                275,126
                                         -----------------     -----------------      -----------------
     Total investment activity                   2,048,687               837,930              2,886,617


Portfolio Expenses

Management fee                                     280,592               (31,679)(f)            248,913
General and administrative                         179,786                (5,000)(g)            174,786
                                         -----------------     -----------------      -----------------
                                                   460,378               (36,679)               423,699
                                         -----------------     -----------------      -----------------
Net income                               $       1,588,309     $         874,609      $       2,462,918
                                         =================     =================      =================

Net income per limited partnership unit  $           32.23     $           17.75 (d)  $           49.98
                                         =================     =================      =================

Number of limited partnership units
  outstanding during the period                     48,788                48,788                 48,788
                                         =================     =================      =================

                                                                       EXHIBIT C
Copley Pension Properties VI;
A Real Estate Limited Partnership
Pro Forma Income Statement
March 31, 1998
Unaudited

                                                                 Pro Forma          March 31, 1998
                                         March 31, 1998          Adjustment           Pro Forma
                                         --------------       --------------        --------------
Investment Activity

Property rentals                               $178,520                             $      178,520
Property operating expenses                     (45,934)                                   (45,934)
Depreciation and amortization                   (36,910)               1,015 (e)           (35,895)
                                         --------------       --------------        --------------
                                                 95,676                1,015                96,691

Joint venture earnings                          406,957              (69,355)(e)           337,602
                                         --------------       --------------        --------------

     Total real estate operations               502,633              (68,340)              434,293

Gain on sale of property                              0            1,128,067 (a)         1,128,067
                                         --------------       --------------        --------------

     Total real estate activity                 502,633            1,059,727             1,562,360

Interest on cash equivalents
  and short term investments                     46,132                    -                46,132
                                         --------------       --------------        --------------
     Total investment activity                  548,765            1,059,727             1,608,492


Portfolio Expenses

Management fee                                   50,299               (4,942)(f)            45,357
General and administrative                       57,420                    -                57,420
                                         --------------       --------------        --------------
                                                107,719               (4,942)              102,777
                                         --------------       --------------        --------------

Net income                               $      441,046       $    1,064,669        $    1,505,715
                                         ==============       ==============        ==============

Net income per limited partnership unit  $         8.95       $        21.60 (d)    $        30.55
                                         ==============       ==============        ==============


Number of limited partnership units
  outstanding during the period                  48,788               48,788                48,788
                                         ==============       ==============        ==============

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposition to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1997 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1998 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.